Loan No. 1002835

Exhibit 10.27
FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Agreement”), dated November 15, 2014, is made and entered into by and among KBSII HORIZON TECH CENTER, LLC, a Delaware limited liability company (“Horizon Tech Borrower”), KBSII CRESCENT VIII, LLC, a Delaware limited liability company (“Crescent Borrower”), KBSII NATIONAL CITY TOWER, LLC, a Delaware limited liability company (“National City Borrower”), KBSII GRANITE TOWER, LLC, a Delaware limited liability company (“Granite Tower Borrower”), KBSII GATEWAY CORPORATE CENTER, LLC, a Delaware limited liability company (“Gateway Borrower”), KBSII I-81 INDUSTRIAL PORTFOLIO TRUST, a Delaware statutory trust (“I-81 Borrower” and together with Horizon Tech Borrower, Crescent Borrower, National City Borrower, Granite Tower Borrower and Gateway Tower Borrower, each individually, “Borrower” and together, “Borrowers”), the “Lenders” from time to time a party to the Loan Agreement referenced below (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”) as contractual representative of the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S

A.
Pursuant to the terms of an Amended and Restated and Consolidated Loan Agreement executed by (or later joined in by) Borrowers, KBSII Hartman Business Center, LLC, a Delaware limited liability company (“Hartman Borrower”), KBSII Plano Business Park, LLC, a Delaware limited liability company (“Plano Borrower”), KBSII 2500 Regent Boulevard, LLC, a Delaware limited liability company (“Regent Borrower”), KBSII Torrey Reserve West, LLC, a Delaware limited liability company (“Torrey Borrower”), KBSII Two Westlake Park, LLC, a Delaware limited liability company (“Westlake Borrower”, and together with Hartman Borrower, Plano Borrower, Regent Borrower and Torrey Borrower, the “Released Borrowers”), Administrative Agent and Lenders, dated January 27, 2011 (as amended, restated or replaced from time to time, the “Loan Agreement”), Lenders made a loan to Borrowers and Released Borrowers in the original principal amount of up to $360,000,000 (the “Loan”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B.
The Loan is evidenced by one or more promissory notes in the aggregate principal amount of the Loan (collectively, as amended, restated or replaced from time to time, the “Note”), and is further evidenced by the documents described in the Loan Agreement as “Loan Documents”. The Note is secured by, among other things, certain Security Documents recorded as first priority liens on the Properties (collectively, as amended, restated or replaced from time to time, the “Security Documents”).

C.
The Note, the Security Documents, the Loan Agreement, this Agreement, the other documents described in the Loan Agreement as “Loan Documents,” together with all modifications and amendments thereto and any documents required hereunder, are collectively referred to herein as “Loan Documents”.

D.
In accordance with Section 2.10 of the Loan Agreement, the real property originally collateral for the Loan and owned by Released Borrowers has been reconveyed or released from the lien of the deed of trust or mortgage securing such property and is no longer collateral for the Loan.

E.
As of the date hereof, the total outstanding principal balance under the Loan is Two Hundred Forty-Nine Million Five Hundred Twenty-Six Thousand Three Hundred Forty-Two and 60/100 Dollars ($249,526,342.60) and the commitment amount of the Loan is Two Hundred Forty-Nine Million Five Hundred Twenty-Six Thousand Three Hundred Forty-Two and 60/100 Dollars ($249,526,342.60). There are no undisbursed proceeds of the Loan.

F.	By this Agreement, Borrowers and Lender intend to modify and/or amend certain terms and provisions of the Loan Agreement as of the Effective Date, hereinafter defined.

THEREFORE, Borrower, Administrative Agent and Lenders agree as follows:

1.	CONDITIONS PRECEDENT. The following are conditions precedent to Lender’s obligations under this Agreement:

1.1	Receipt and approval by Administrative Agent of the executed originals of this Agreement;

1.2
Borrower’s reimbursement to Administrative Agent of Administrative Agent’s reasonable costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without

Loan No. 1002835

limitation, recording fees, attorneys’ fees, and documentation costs and charges, whether such services are furnished by Administrative Agent’s employees or agents or independent contractors;

1.3
Receipt by Administrative Agent of good standing certificates from the state of organization and, with respect to each Borrower, the state in which the collateral property owned by such Borrower is located, for each Borrower and Guarantor; and

1.4
The representations and warranties contained herein are true and correct in all material respects on and as of the date hereof (except to the extent that any such representations and warranties expressly relate to an earlier date).

2.
REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant that no Default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time or both, under any of the Loan Documents; and all representations and warranties of Borrowers in this Agreement are true and correct and shall survive the execution of this Agreement.

3.	MODIFICATION OF LOAN AGREEMENT. The Loan Agreement is hereby modified as follows:

3.1	Release Price. The defined term “Release Price” is hereby deleted and replaced with the following:

“‘Release Price’ means an amount equal to (i) with respect to the National City Property, the Par Loan Value of the National City Property multiplied by one hundred thirty percent (130%), (ii) with respect to each I-81 Property, the Par Loan Value of such I-81 Property multiplied by one hundred ten percent (110%), and (iii) with respect to each other Property, the Par Loan Value of such Property multiplied by one hundred twenty percent (120%).”

3.2	Section 2.10(a)(ii). Section 2.10(a)(ii) is hereby deleted and replaced with the following:

“After giving effect to such Property Release, not fewer than two Properties will remain encumbered by the Lien of the Security Documents (provided, for purposes of determining the number of Properties remaining encumbered, the I-81 Properties (or any portions thereof that remain encumbered by the Lien of the Security Documents) shall be deemed to be a single Property);”

3.3	Section 2.10(a)(iv). Section 2.10(a)(iv) is hereby deleted and replaced with the following:

“If, after giving effect to the Property Release, (x) the Aggregate Loan Commitment would be less than $70,000,000 or (y) fewer than five (5) Properties would remain encumbered by the Lien of the Security Documents (provided, for purposes of determining the number of Properties remaining encumbered, the I-81 Properties (or any portions thereof that remain encumbered by the Lien of the Security Documents) shall be deemed to be a single Property), the Loan-to-Value Percentage (which, if requested by Administrative Agent, shall be determined based on new Appraisals ordered by Administrative Agent at Borrowers’ expense (subject to Section 3.2 below)) shall not be greater than fifty percent (50%); notwithstanding the foregoing, in the event the I-81 Properties and the Crescent Property are the next two Properties released after the Effective Date, the Loan-to-Value Percentage (which, if requested by Administrative Agent, shall be determined based on new Appraisals ordered by Administrative Agent at Borrowers’ expense (subject to Section 3.2 below)) shall not be greater than fifty-three percent (53%);”

3.4	Section 2.14. Section 2.14 is hereby deleted in its entirety. Borrowers will have no further right to extend the term of the Loan beyond the Initial Maturity Date.

3.5	Address for Notices. Administrative Agent’s and Wells Fargo’s (in its capacity as a Lender) address for notices is hereby deleted and replaced with the following:

“WELLS FARGO BANK, NATIONAL ASSOCIATION
Real Estate Group
Orange County
2030 Main Street, Suite 800

Loan No. 1002835

Irvine, CA 92614
Attn: Cole Zehnder
Tel: (949) 251-4322
Fax: (949) 851-9728”

3.6	Exhibit A. Exhibit A is hereby deleted and replaced with Exhibit A hereto.

4.
CONFIRMATION OF RELEASE OF RELEASED BORROWERS. Administrative Agent hereby confirms the release of the Released Borrowers from their obligations under the Loan Documents, excepting, however, any obligations of any Released Borrower under the Hazardous Materials Indemnity Agreement, originally executed by, or joined in by, Borrowers in connection with the Loan.

5.
INCORPORATION OF RECITALS; EFFECTIVE DATE. The foregoing recitals are incorporated herein as an agreement of Borrowers, Administrative Agent and Lenders. The date of this Agreement is for reference purposes only. The effective date of Borrowers’, Administrative Agent’s and Lenders’ obligations under this Agreement is the date on which all of the conditions precedent in Section 1 above have been satisfied (the “Effective Date”).

6.
FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrowers have previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrowers, of the partners or joint venturers of Borrowers (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

7.
NON‑IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition or covenant contained in any Security Document or other Loan Document, or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Security Documents and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

8.
MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrowers, and the general partners and joint venturers of Borrowers, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

9.
INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Administrative Agent and Lenders.

10.
EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

Loan No. 1002835

11.
LIMITATIONS ON PERSONAL LIABILITY. The limitations on personal liability of the shareholders, partners and members of the Borrowers contained in Section 13.27 of the Loan Agreement shall apply to this Agreement and are incorporated herein by this reference.

All exhibits, schedules or other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

[Signatures Follow on Next Page]

Loan No. 1002835

IN WITNESS WHEREOF, Borrowers, Administrative Agent and Lenders have caused this Agreement to be duly executed as of the day and year first above written.

"ADMINISTRATIVE AGENT" AND "LENDER"

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John Ferguson

Name:	John Ferguson

Its:	Senior Vice President

Signature Page – First Modification Agreement

Loan No. 1002835

“BORROWERS”

KBSII I-81 INDUSTRIAL PORTFOLIO TRUST,
a Delaware Statutory Trust

By:	KBSII I-81 INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBSII HORIZON TECH CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

Signature Page – First Modification Agreement

Loan No. 1002835

KBSII CRESCENT VIII, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBSII NATIONAL CITY TOWER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

Signature Page – First Modification Agreement

Loan No. 1002835

KBSII GRANITE TOWER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

KBSII GATEWAY CORPORATE CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

Signature Page – First Modification Agreement

Loan No. 1002835

GUARANTOR’S CONSENT

The undersigned (“Guarantor”) consents to the foregoing First Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Amended and Restated and Consolidated Limited Guaranty, dated January 27, 2011 (“Guaranty”). Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrowers’ obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Guarantor agrees that each of the terms and provisions of the Guaranty are amended so as to include the guarantees and obligations of guarantor herein set forth, the terms and provisions of which are hereby incorporated herein in full as if set forth in this Consent.

Guarantor understands that the Lender’s exercise of a non-judicial foreclosure sale under the Security Documents may, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrowers, or any of them. Guarantor further understands that such exercise by Lenders and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Lenders. With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrowers’ debt is secured by real property; this means, among other things, that: (1) Lenders may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrowers; (2) if Lenders foreclose on any real property collateral pledged by Borrowers, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lenders may collect from Guarantor even if Lenders, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrowers. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrowers’ debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

AGREED:

Dated as of: November 15, 2014

"GUARANTOR"
KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – DESCRIPTION OF PROPERTIES
325 CENTERPOINT (I-81 INDUSTRIAL PORTFOLIO)

PARCEL 1 (Fee Premises) Tax ID / Parcel No. 33-F12-00A-16H

LOT 13, CENTERPOINT COMMERCE & TRADE PARK EAST
325 CENTERPOINT BLVD.
PIN# F12 00A 16H

ALL that certain piece, parcel or tract of land, situate, lying and being in the Township of Jenkins, County of Luzerne and Commonwealth of Pennsylvania, more particularly bounded and described as follows to, wit:

BEGINNING at a point along the Southwesterly Right-of-Way Line of CenterPoint Boulevard, said point being located on the Division Line between Lot 11B and Lot 13 as shown on plan titled “CenterPoint Commerce and Trade Park East, Final Minor Subdivision Plan of Lots 7, 11, & 13” Drawing S-1 dated January 30, 2007 prepared by Vincent J. Stranch, PLS;

THENCE along said Right-of-Way Line, South 65`48’47” East, one thousand eight hundred ninety-seven and eighty-seven one-hundredths (1897.87) feet to a point located along the northwesterly line of lands now or formerly of Mericle 112 Armstrong, LLC;

THENCE along said Mericle lands, South 21`46’40” West, nine hundred fifty-two and seventy- four one-hundredths (952.74) feet to a point located along the northerly line of lands now or formerly of Pennsy Supply Inc.;

THENCE along said Pennsy lands, North 79°02’31” West, one thousand seven hundred thirty- nine and twenty-one one hundredths (1739.21) feet to a point located along the easterly line of Lot 11B;

THENCE along said Lot 11B, North 10°57’29” East, one thousand seventy (1070.00) feet to a point;

THENCE along the same, North 24°11’13” East, three hundred eight and thirty one-hundredths (308.30) feet to a point, the PLACE OF BEGINNING.

CONTAINING a total area of 48.95 acres of land, more or less.

BEING ALL of Lot 13 as shown on Final Subdivision entitled “CenterPoint Commerce and Trade Park East, Final Minor Subdivision Plan of Lots 7, 11, & 13” Drawing S-2 dated January 30, 2007 prepared by Vincent J. Stranch, PLS and recorded in the Office of the Luzerne County Recorder of Deeds in Map Book 194 at Page 72.

PARCEL 2 (Appurtenant Easement Parcel)

TOGETHER with the irrevocable easement in, through, over and across and under the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the purposes of (a) installing, constructing, replacing, maintaining and operating the Utilities (as defined in the Easement Agreement, as hereinafter defined) and (b) ingress, egress and regress for the purpose of access contained in that certain Easement Agreement recorded in Record Books 3008, Page 168419 (the “Easement Agreement”).

550 OAKRIDGE (I-81 INDUSTRIAL PORTFOLIO)

All the certain real property located in the County of Luzerne, Commonwealth of Pennsylvania, described as follows:

PARCEL 1:

ALL that certain parcel of land known as Lot (40B), as shown on drawing number (S-100), dated 04/25/08 last revised 05/09/08, entitled “Preliminary/Final Minor Subdivision for Mericle Humboldt 40 LLC, situate in a park known as Humboldt Industrial Park - Southwest Corner, situate in the Township of Hazle, County of Luzerne, Commonwealth of Pennsylvania, bounded and described as follows to wit:

BEGINNING at a point on the southerly line of an (80.00) foot wide right of way known as Oak Ridge Road, said point being further described as being the northeasterly corner of Lot (45);

THENCE along the southerly line of said right of way (N 81°53’00” E) for a distance of (911.34) feet to a point;

THENCE continuing along the southerly line of said right of way the following courses and distances:

on a curve to the left having a radius of (1040.00) feet, an arc length of (272.27) feet to a point;
(N 66°53’00” E) for a distance of (315.06) feet to a point;

on a curve to the right having a radius of (960.00) feet, an arc length of (251.33) feet to a point;

(N 81°53’00” E) for a distance of (176.79) feet to a point;

THENCE through lands of the grantor herein (S 21°18’17” E) for a distance of (89.20) feet to a point;

THENCE through the same (N 84°53’00” E) for a distance of (56.27) feet to a point;

THENCE through the same (S 14°39’03” E) for a distance of (97.82) feet to a point;

THENCE through the same (S 14°57’06” E) (erroneously set forth as 063” in deed of prior record) for a distance of (136.07) feet to a point;

THENCE through the same (S 08°08’20” E) for a distance of (826.34) feet to a point;

THENCE through the same (S 81°53’00” W) for a distance of (2014.29) feet to a point along lands now or formerly of NBTY PAH, LLC;

THENCE along the easterly line of said lands, and continuing along the easterly line of the aforementioned Lot (45) (N 08°07’00” W) for a distance of (998.72) feet to a point and the PLACE OF BEGINNING.

CONTAINING approximately 48.28 acres more or less.

BEING ALL of New Lot 40B as shown on that certain Preliminary/Final Subdivision Plan prepared by Vincent J. Stranch, P.L.S., and last revised on May 9, 2008, and recorded in the Office of the Recorder of Deeds in and for Luzerne County in Map Book 207 at Page 48.

PARCEL 2 (Appurtenant Easement Parcel):

TOGETHER WITH the irrevocable easement in, through, over and across and under the Easement Areas (as defined in the Easement Agreements , as hereinafter defined) for the purposes of (a) installing, constructing, replacing, maintaining and operating the Utilities (as defined in the Easement Agreements, as hereinafter defined) and (b) ingress, egress and regress for the purpose of access contained in those certain Easement Agreements recorded in Record Book 3002, page 229222 and Book 3002, page 229240, Luzerne County, Pennsylvania (collectively, the “Easement Agreements”).

Tax ID / Parcel No. 26-U6S3-001-36A-000

125 CAPITAL (I-81 INDUSTRIAL PORTFOLIO)

PARCEL 1 (Fee Parcel) Tax ID/Parcel No. 33-F12-00A-16J

ALL that certain piece, parcel or tract of land, situate, lying and being in the Township of Jenkins, County of Luzerne and Commonwealth of Pennsylvania, more particularly bounded and described as follows to, wit:

BEGINNING at a point in the Southerly Right-of-Way Line of Capital Road, said point being in the Division Line between Lot 7 and Lot 6 as shown on plan titled “CenterPoint Commerce and Trade Park East, Final Minor Subdivision Plan of Lots 7, 11, & 13 “ Drawing S-1 dated January 30, 2007 prepared by Vincent J. Stranch, PLS;

THENCE continuing along said Right-of-Way Line of Capital Road, South 88°08’20” East, nine hundred thirty-six and forty-six one-hundredths (936.46) feet to a point;

THENCE continuing along said Right-of-Way Line on a curve to the left having a radius of four hundred forty (440.00) feet, an arc length of four hundred forty-three and sixty-nine one-hundredths (443.69) feet and having a chord bearing and distance of North 62°58’23” East, four hundred twenty-five and thirteen one-hundredths (425.13) feet to a point being a corner of Lot 11 A of said subdivision;

THENCE continuing along the Westerly Line of Lot 11A, South 55°54’54” East, thirty-five and thirty one-hundredths (35.30) feet to a point;

THENCE continuing along the Westerly Line of Lot 11 A, South 14°02’08” East, one hundred sixty-eight and forty-four one-hundredths (168.44) feet to a point;

THENCE continuing along same, South 36°42’36” West, one hundred fifty-nine and thirty-eight one-hundredths (159.38) feet to a point;

THENCE continuing along same, South 01°51’07” West, four hundred sixty and eighty-seven one-hundredths (460.87) feet to a point in the Northerly line of lands of Pennsy Supply, Inc.;

THENCE continuing along the Northerly line of lands of said Pennsy Supply, Inc., North 79°02’31” West, one hundred thirty and ninety-six one-hundredths (130.96) feet to a point;

THENCE continuing along same, North 87°05’44” West, six hundred eighty-five and fifty-three one-hundredths (685.53) feet to a point;

THENCE continuing along same along a curve to the left having a radius of four hundred ninety-one and seventy seven one-hundredths (491.77) feet, an arc length of six hundred seventy-four and ninety-seven one-hundredths (674.97) feet and a chord bearing and distance of North 48°21’37” West, six hundred twenty-three and twenty-two one-hundredths (623.22) feet to a point being a corner of aforementioned Lot 6 of said subdivision;

THENCE continuing along the Easterly line of said Lot 6, North 01°51’40” East, one hundred thirty five and seventeen one-hundredths (135.17) feet to a point, the PLACE OF BEGINNING.

CONTAINING a total area of 13.59 acres of land, more or less.

BEING ALL of Lot 7 as shown on Final Subdivision entitled “CenterPoint Commerce and Trade Park East, Final Minor Subdivision Plan of Lots 7, 11, & 13” Drawing S-1 dated January 30, 2007 prepared by Vincent J. Stranch, PLS and recorded in the Office of the Luzerne County Recorder of Deeds in Map Book 194 at Page 72.

PARCEL 2 (Appurtenant Easement Parcel)

TOGETHER with the irrevocable easement in, through, over and across and under the Easement Area (as defined in the Easement Agreement, as hereinafter defined) for the purposes of (a) installing, constructing, replacing, maintaining and operating the Utilities (as defined in the Easement Agreement, as hereinafter defined) and (b) ingress, egress and regress for the purpose of access contained in that certain Easement Agreement recorded in Record Books 3008, Page 168428 (the “Easement Agreement”).

14-46 ALBERIGI (I-81 INDUSTRIAL PORTFOLIO)
LOTS 3 & 4, JESSUP SMALL BUSINESS CENTER 14-46 ALBERIGI DRIVE

PIN# 12602 010 00103 (Lot 3)
LOT 3:
ALL that certain lot or parcel of land situate in the Borough of Jessup, County of Lackawanna and Commonwealth of Pennsylvania bounded and described as follows, to wit:
BEGINNING at a point on the northwesterly right-of-way line of Alberigi Drive, a common corner of Lot 3 and Lot 5 as shown on a plan titled “S.L.I.B.CO Jessup Small Business Center Lots 3 & 4 Lot line adjustment - Final Subdivision Plan” dwg. no. C-1 dated April 4, 2005 and prepared by Acker Associates, Inc.;
THENCE along said line of Alberigi Drive South 39°51’37” West nine hundred ninety-two and seventy-seven hundredths (992.77’) feet to a point of curvature;
THENCE continuing along said line of Alberigi Drive in a southwesterly direction along a curve to the left having a radius of one thousand forty-five (1045.00’) feet for an arc length of eighty-four and seventy-nine hundredths (84.79’) feet (chord bearing and distance being South 37°32’09” West 84.77’) to a point;
THENCE leaving Alberigi Drive along Lot 2 North 54°47’19” West four hundred fifty-nine and four hundredths (459.04’) feet to a point;
THENCE along Lot 4 the following five (5) courses and distances:
1.North 11°13’36” East one hundred eighteen and eighty-six hundredths (118.86’) feet to a point,
2.North 23°27’37” East three hundred fifty-one and forty-three hundredths (351.43’) feet to a point,
3.North 36°43’10” East one hundred seven and ninety-four hundredths (107.94’) feet to a point,
4.North 42°53’35” East two hundred ninety-four and fifteen hundredths (294.15’) feet to a point, and
5.North 56°54’10” East two hundred eighty-four and eighteen hundredths (284.18’) feet to a point in line of Lot 5,
THENCE along Lot 5 South 50°08’23” East five hundred seventeen and thirty-four hundredths (517.34’) feet to the point of BEGINNING.
CONTAINING 14.41 Acres of land being the same, more or less.
BEING ALL of Lot 3, as described on that certain Subdivision Plan dated April 4, 2005, and entitled “Final Subdivision Plan - S.L.I.B.C.O. Jessup Small Business Center - Lots 3 & 4 Line Adjustment - Jessup Borough, Lackawanna County, Pennsylvania” prepared by Acker Associates and recorded in Lackawanna County on May 27, 2005 in Book 6 AM, at page 4927 (the “Subdivision Plan”).

PIN# 12602 010 00104 (Lot 4)
LOT 4:
ALL that certain lot of parcel of land situate in the Borough of Jessup, County of Lackawanna and Commonwealth of Pennsylvania bounded and described as follows, to wit:
BEGINNING at a point on the southeasterly right-of-way line of Sunnyside Drive, a common corner of Lot 2 and Lot 4 as shown on a plan titled “S.L.I.B.CO Jessup Small Business Center Lots 3 & 4 Lot Line Adjustment - Final Subdivision Plan” dwg. no. C-1 dated April 4, 2005 and prepared by Acker Associates, Inc.;
THENCE along said line of Sunnyside Drive North 33°38’24” East two hundred ninety-one and eighty-two hundredths (291.82’) feet to a point of curvature;
THENCE continuing along said line of Sunnyside Drive in a northeasterly direction along a curve to the right having a radius of two thousand seven hundred ninety-nine and seventy- nine hundredths (2799.79’) feet for an arc length of six hundred twenty-one and eighteen hundredths (621.18’) feet (chord bearing and distance being North 39°59’46” East 619.91’) to a point of tangency;
THENCE continuing along said line of Sunnyside Drive North 46°21’08” East two hundred thirty-eight and seventy-six hundredths (238.76’) feet to a point;
THENCE leaving Sunnyside Drive along Lot 5 South 50°08’23” East three hundred forty and thirty-five hundredths (340.35’) feet to a point;
THENCE along Lot 3 the following five (5) courses and distances:
1.South 56°54’10” West two hundred eighty-four and eighteen hundredths (284.18’) feet to a point,
2.South 42°53’35” West two hundred ninety-four and fifteen hundredths (294.15’) feet to a point,
3, South 36°43’10” West one hundred seven and ninety-four hundredths (107.94’) feet to a point,
4.South 23°27’37” West three hundred fifty-one and forty-three hundredths (351.43’) feet to a point, and
5.South 11°13’36” West one hundred eighteen and eighty-six hundredths (118.86’) feet to a point in line of Lot 2;
THENCE along Lot 2 North 54°47’19” West four hundred one and seventy-six hundredths (401.76’) feet to the point of BEGINNING.
BEING ALL of Lot 4 as described on the above-mentioned plan.
Containing Eight and twenty-one one hundredths (8.21) acres of land, more or less.
Tax ID / Parcel No. 12602-010-00103 and 12602-010-00104
HORIZON TECH CENTER
All the certain real property located in the County of San Diego, State of California, described as follows:

Parcel I:

Lot 4 of Scripps Ranch Business Park Phase III, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 12130 filed in the Office of the County Recorder of San Diego

County, July 27, 1988; and as further defined in that certain Certificate of Correction recorded August 23, 1989 as Instrument No. 89-452514, of Official Records.

Parcel II:

An easement for ingress, egress, construction, operation and maintenance of a monument sign as contained in that certain “Grant of Easement” recorded November 5, 1999 as Instrument No. 1999-0740198, of Official Records.

CRESCENT VIII

All the certain real property located in the County of Arapahoe, State of Colorado, described as follows:

PARCEL ONE:

A parcel of land in the Northeast quarter of Section 16, Township 5 South, Range 67 West of the 6th P.M., Denver Technological Center, County of Arapahoe, State of Colorado, being more particularly described as follows:

Commencing at the North quarter corner of Section 16, Township 5 South, Range 67 West of the 6th P.M.;
Thence along the North line of the Northeast quarter of said Section 16 North 89°52’59” East, a distance of 557.09 feet;
Thence leaving said North line South 00°07’01” East a distance of 50.00 feet to a point on the Southerly right-of-way line of East Belleview Avenue;
Thence departing said right-of-way line and continuing South 00°07’01” East a distance of 251.46 feet to a point of curvature;
Thence along a curve to the right having a radius of 224.00 feet, an arc length of 128.91 feet, a central angle of 32°58’25” and a chord which bears South 16°22’10” West, a distance of 127.14 feet to the TRUE
POINT OF BEGINNING;
Thence South 57°54’40” East, a distance of 72.86 feet;
Thence North 57°20’00” East, a distance of 326.52 feet;
Thence along a non-tangent curve to the left having a radius of 450.00 feet, an arc length of 170.12 feet, a central angle of 21°39’36”, and a chord which bears South 43°29’48” East, a distance of 169.11 feet to a point of compound curvature;
Thence along a curve to the left having a radius of 590.00 feet, an arc length of 50.78 feet, a central angle of 04°55’52”, and a chord which bears South 56°47’33” East, a distance of 50.76 feet;
Thence South 00°36’41” West, a distance of 107.62 feet;
Thence South 29°06’22” West, a distance of 114.44 feet;
Thence South 74°06’22” West, a distance of 33.94 feet;
Thence South 29°06’22” West, a distance of 177.64 feet;
Thence South 74°06’22” West, a distance of 26.00 feet;
Thence South 30°08’24” West, a distance of 213.47 feet;
Thence South 89°53’15” West, a distance of 81.34 feet;
Thence North 00°37’24” East, a distance of 395.82 feet;
Thence along a non-tangent curve to the right having a radius of 825.50 feet, an arc length of 156.89 feet, a central angle of 10°53’22”, and a chord which bears North 37’25’14” West, a distance of 156.66 feet;
Thence North 57°54’40” West, a distance of 47.14 feet;
Thence along a non-tangent curve to the left having a radius of 224.00 feet, an arc length of 40.27 feet, a central angle of 10°18’00”, and a chord which bears North 38°00’23” East, a distance of 40.21 feet to the
TRUE POINT OF BEGINNING,

County of Arapahoe,
State of Colorado.

PARCEL TWO:

Non-exclusive easements for vehicular and pedestrian access as more particularly defined in that certain reciprocal access and utility agreement recorded October 25, 1995 in Book 8159 at Page 518, County of Arapahoe, State of Colorado.

PARCEL THREE:

Non-exclusive easement for vehicular and pedestrian access as more particularly defined in that certain access easements agreement recorded November 27, 1996 at Reception No. A6150967, County of Arapahoe, State of Colorado.

PARCEL FOUR:

Non-exclusive easement for ingress and egress over that private drive known as Crescent Drive as more particularly described in that certain access easement recorded July 16, 1997 at Reception No. A7086276, County of Arapahoe, State of Colorado.

NATIONAL CITY TOWER

All the certain real property located in the County of Jefferson, State of Kentucky, described as follows:

Parcel I (Fee Parcel):

Beginning at the Northeast corner of Fifth and Market Streets; thence along the Northerly line of Market Street South 81 degrees 12 minutes 52 seconds East 105 feet; thence North 8 degrees 46 minutes 38 seconds East 161.03 feet; thence South 81 degrees 08 minutes 37 seconds East 11.05 feet; thence North 8 degrees 51 minutes 23 seconds East 44 feet; thence South 81 degrees 08 minutes 37 seconds East 93.95 feet to the center line of an alley closed in Action No. CR-143,089, Jefferson Circuit Court; thence Northwardly with the center line of said closed alley 216 feet to its intersection with the Southerly line of Main Street; thence along the Southerly line of Main Street North 81 degrees 08 minutes 37 seconds West 210 feet to the Southeast corner of Fifth and Main Streets; thence along the Easterly line of Fifth Street South 8 degrees 46 minutes 38 seconds West 421.16 feet to the beginning.

Tax ID: 03-014E-0261-0000

Parcel II (Fee Parcel):

BEGINNING in the Southerly line of Main Street at its intersection with the center line of an alley running between Market and Main Streets in the block bounded on the West by Fifth Street and on the East by Fourth Street, said alley having been closed in Action No. CR-143,089, Jefferson Circuit Court; thence along the center line of said closed alley South 8 degrees 53 minutes 6 seconds West 235.41 feet, more or less, to its intersection with the Northerly line extended of the property conveyed to Greater Louisville First Federal Savings and Loan Association by deed of record in Deed Book 3745, Page 522 in the Office of the Clerk of Jefferson County, Kentucky; thence with the Northerly line of the property conveyed to Greater Louisville First Federal Savings and Loan Association, and same extended, South 81 degrees 12 minutes 22 seconds East 189.82 feet, more or less, to a point 20 feet West of Fourth Street; thence along a line 20 feet West of Fourth Street North 8 degrees 56 minutes 13 seconds East 235.20 feet, more or less, to the Southerly line of Main Street, thence with the Southerly line of Main Street North 81 degrees 08 minutes 37 seconds West 190.03 feet, more or less, to the beginning; together with the unlimited right of ingress and egress across any and all portions of the 20 foot wide tract of real estate lying between the Easternmost line of the above described tract and Fourth Street, which 20 foot tract is to be dedicated to public use as a part of Fourth Street.

Tax ID: 03-014E-0259-0000

Parcel III (Appurtenant Easement Parcel):

Easement for foundation and support as set forth in that certain Deed recorded February 26, 1971 in Deed Book 4405, Page 109 in the Office of the Clerk of Jefferson County, Kentucky.

Parcels I, II and III being the same property conveyed to TIC NCT FARE FAMILY TRUST LLC, a Delaware limited liability company, TIC NCT LYNCH LLC, a Delaware limited liability company, TIC NCT VAUGHAN LLC, a Delaware limited liability company, TIC NCT BIRCHER LLC, a Delaware limited liability company, TIC NCT STAUFFER LLC, a Delaware limited liability company, TIC NCT HUBBARD TRUST LLC, a Delaware limited liability company, TIC NCT VINCENTI LLC, a Delaware limited liability company, TIC NCT B JONES LLC, a Delaware limited liability company, TIC NCT R JONES LLC, a Delaware limited liability company, TIC NCT HATAMIYA BROTHERS LLC, a Delaware limited liability company, TIC NCT DEY LLC, a Delaware limited liability company, TIC NCT RUTKOWSKI LLC, a Delaware limited liability company, TIC NCT KIHAPAI LLC, a Delaware limited liability company, TIC NCT READ LLC, a Delaware limited liability company, TIC NCT KIM LLC, a Delaware limited liability company, TIC NCT GOLOMB LLC, a Delaware limited liability company, TIC NCT RUNES LLC, a Delaware limited liability company, TIC NCT HOYLES LLC (aka TIC NCT #45, LLC according to Amended Certificate of Authority recorded in CB 666, Page 680), a Delaware limited liability company, TIC NCT DELAND LLC, a Delaware limited liability company, TIC NCT LAI LLC, a Delaware limited liability company, and TIC NCT GILL LLC, a Delaware limited liability company, by Deed dated August 30, 2005, of record in Deed Book 8688, Page 620, in the Office of the Clerk of Jefferson County, Kentucky; see also Lease Termination Memo and Affidavit of Merger of Title dated July 14, 2006, recorded in Deed Book 8962, Page 569, in the Office aforesaid.

Parcels I, II and III being the same property conveyed to TIC NCT VILLA SANGRIA LLC, a Delaware limited liability company, TIC NCT BERKOVICH LLC, a Delaware limited liability company, TIC NCT POSIK LLC, a Delaware limited liability company, TIC NCT HOWE LLC, a Delaware limited liability company, and TIC NCT WALSH LLC, a Delaware limited liability company, by Deed dated September 23, 2005, of record in Deed Book 8701, Page 833, in the Office of the Clerk of Jefferson County, Kentucky; see also Lease Termination Memo and Affidavit of Merger of Title dated July 14, 2006, recorded in Deed Book 8962, Page 569, in the Office aforesaid.

Parcels I, II and III being the same property conveyed to TIC NCT LYNCH LLC, a Delaware limited liability company, by Deed dated September 30, 2005, of record in Deed Book 8708, Page 271, in the Office of the Clerk of Jefferson County, Kentucky; see also Lease Termination Memo and Affidavit of Merger of Title dated July 14, 2006, recorded in Deed Book 8962, Page 569, in the Office aforesaid.

Parcels I, II and III being the same property conveyed to TIC NCT MATHWIG LLC, a Delaware limited liability company, and TIC NCT HANLY LLC, a Delaware limited liability company, by Deed dated November 15, 2005, of record in Deed Book 8736, Page 90, in the Office of the Clerk of Jefferson County, Kentucky; see also Lease Termination Memo and Affidavit of Merger of Title dated July 14, 2006, recorded in Deed Book 8962, Page 569, in the Office aforesaid.

Parcels I, II and III being the same property conveyed to TIC NCT GILBERT LLC, a Delaware limited liability company, by Deed dated January 1, 2006, of record in Deed Book 8759, Page 565, in the Office of the Clerk of Jefferson County, Kentucky; see also Lease Termination Memo and Affidavit of Merger of Title dated July 14, 2006, recorded in Deed Book 8962, Page 569, in the Office aforesaid.

GATEWAY CENTER

All that certain real property situated in the County of Sacramento, State of California, described as follows:

PARCEL A:

PARCEL 4, AS SHOWN ON THAT CERTAIN CERTIFICATE OF COMPLIANCE OF LOT LINE ADJUSTMENT RECORDED NOVEMBER 24, 2008 IN BOOK 20081124 PAGE 897, OFFICIAL RECORDS OF THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT PORTION OF PARCEL 3 AS RECORDED IN THE LOT LINE ADJUSTMENT RECORDED IN BOOK 20070103, PAGE 1164, AND PARCEL 1 AS RECORDED IN THE LOT LINE ADJUSTMENT RECORDED IN BOOK 20070404, PAGE 0157, OFFICIAL RECORDS OF THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS: COMMENCING AT A FOUND COTTON SPINDLE WITH WASHER STAMPED “LS 6947” MARKING THE CENTERLINE INTERSECTION OF NORTH FREEWAY BOULEVARD AND PROMENADE CIRCLE AS SHOWN ON THE FINAL MAP OF PROMENADE AT NATOMAS FILED IN BOOK 341, MAPS PAGE 12 OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE CENTERLINE OF SAID PROMENADE CIRCLE SOUTH 00° 37. 56” EAST, 684.32 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE EASTERLY HAVING A RADIUS OF 600.00 FEET; THENCE SOUTHERLY 178.02 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17° 00. 00”; THENCE SOUTH 17° 37. 56” EAST, 20.67 FEET; THENCE SOUTH 00° 37. 56” EAST, 113.97 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 00° 37. 56” EAST 450.12 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 625.00 FEET TO WHICH A RADIAL BEARS SOUTH 06° 29. 39” WEST; THENCE WESTERLY 80.59 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 07° 23. 16”; THENCE TANGENT TO SAID CURVE NORTH 76° 07. 05” WEST, 584.14 FEET; THENCE NORTH 35° 20. 14” WEST, 309.84 FEET; THENCE NORTH 55° 50. 17” WEST, 32.59 FEET; THENCE NORTH 31° 29. 02” WEST, 30.13 FEET; THENCE NORTH 00° 21. 59” WEST, 45.64 FEET; THENCE NORTH 89° 22. 19” EAST, 12.67 FEET; THENCE NORTH 54° 41. 02” EAST 43.16 FEET; THENCE SOUTH 35° 18. 50” EAST, 294.27 FEET; THENCE NORTH 33° 43. 16” EAST, 233.70 FEET; THENCE NORTH 40° 19. 00” WEST, 106.41 FEET; THENCE NORTH 49° 41. 02” EAST, 62.00 FEET; THENCE NORTH 40° 19. 00” WEST, 25.88 FEET; THENCE NORTH 49° 41. 00” EAST, 30.09 FEET; THENCE NORTH 00° 37. 26” WEST, 155.40 FEET; THENCE NORTH 89° 22. 34” EAST, 66.88 FEET; THENCE SOUTH 00° 37. 26” EAST 310.00 FEET; THENCE NORTH 89° 22. 34” EAST, 67.19 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 600.00 FEET; THENCE EASTERLY 178.02 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17° 00. 00”; THENCE TANGENT TO SAID CURVE NORTH 72° 22. 34” EAST, 58.16 FEET; THENCE SOUTH 17° 37. 26” EAST, 27.67 FEET; THENCE NORTH 72° 22. 34” EAST 26.29 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 42.33 FEET; THENCE EASTERLY 33.05 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 44° 44. 06” TO THE BEGINNING OF A COMPOUND CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 19.33 FEET; THENCE SOUTHEASTERLY 5.91 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17° 31. 48” TO THE BEGINNING OF A COMPOUND CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 42.33 FEET; THENCE SOUTHERLY 33.05 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 44° 44. 06”; THENCE TANGENT TO SAID CURVE SOUTH 00° 37. 26” EAST, 25.22 FEET; THENCE NORTH 89° 22. 34” EAST, 27.80 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:
EASEMENTS FOR INGRESS AND EGRESS, PARKING, UTILITIES AND INCIDENTAL PURPOSES AND ALL OTHER EASEMENTS CONTAINED IN THE DOCUMENT ENTITLED “DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF RECIPROCAL EASEMENTS OF GATEWAY CORPORATE CENTER,” RECORDED JUNE 28, 2005 IN BOOK 20050628 PAGE 2298, OFFICIAL RECORDS, SUBJECT TO THE TERMS AND CONDITIONS CONTAINED THEREIN.

Assessor’s Parcel Number :    225-2110-060-0000

PARCEL C

LOT 20 AS SHOWN ON THE MAP ENTITLED “PROMENADE AT NATOMAS”, RECORDED JUNE 16, 2005, IN BOOK 341 OF MAPS, AT PAGE 12, AND AS AMENDED BY THAT CERTAIN CERTIFICATE OF CORRECTION RECORDED AUGUST 21, 2008 AS BOOK 20080821 AT PAGE 1336, OF OFFICIAL RECORDS.

PARCEL D

A NON-EXCLUSIVE EASEMENT OVER THE REAL PROPERTY SHOWN ON THE FINAL MAP ENTITLED “PROMENADE AT NATOMAS”, RECORDED IN BOOK 341 OF MAPS AT PAGE 12, RECORDS OF SACRAMENTO COUNTY, CALIFORNIA FOR (1) THE FLOW OF STORM WATER DRAINAGE, (2) SANITARY SEWER FACILITIES NECESSARY TO SERVE PARCEL ONE AND (3) WATER FACILITIES NECESSARY TO SERVE PARCEL ONE TO THE EXTENT PROVIDED UNDER THE MASTER DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF RECIPROCAL EASEMENTS OF SACRAMENTO GATEWAY (MASTER DECLARATION) RECORDED JUNE 28, 2005 IN BOOK 20050628, PAGE 2296, OFFICIAL RECORDS.

PARCEL E

EASEMENT FOR DRAINAGE AND UTILITIES AND INCIDENTAL PURPOSES AND ALL OTHER EASEMENTS CONTAINED IN THE DOCUMENT ENTITLED “MASTER DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF RECIPROCAL EASEMENTS OF SACRAMENTO GATEWAY” RECORDED JUNE 28, 2005 IN BOOK 20050628, PAGE 2296, OFFICIAL RECORDS.

PARCEL F

EASEMENTS FOR INGRESS AND EGRESS, PARKING, UTILITIES AND INCIDENTAL PURPOSES AND ALL OTHER EASEMENTS CONTAINED IN THE DOCUMENT ENTITLED “DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF RECIPROCAL EASEMENTS OF GATEWAY CORPORATE CENTER” RECORDED JUNE 28, 2005 IN BOOK 20050628, PAGE 2298, OFFICIAL RECORDS.

Assessor’s Parcel Number: 225-2110-020-0000

GRANITE TOWER

All the certain real property located in the County of Denver, State of Colorado, described as follows

Parcel 1 - Fee Title

Units 1, 1A, 1B, 1C and 5, Block 95 Condominiums,

According to the Amended and Restated Master Declaration of Block 95 Condominiums recorded December 19, 2005 under Reception No. 2005215222, as amended by Amended and Restated First Amendment to Amended and Restated Master Declaration of Block 95 Condominiums recorded October 7, 2010 at Reception No. 2010115794, and the Amended and Restated Condominium Map thereof recorded December 19, 2005 under Reception No. 2005215223, as amended by First Amendment to the Amended and Restated Condominium Map for Block 95 Condominiums recorded February 12, 2008 under Reception No. 2008017796, in the records of the Clerk and Recorder of the City and County of Denver, State of Colorado.

Parcel 2

Nonexclusive easements: (a) to use each Common Element (as defined in the Declaration, as hereinafter defined), (b) over and across all Common Elements for the use and enjoyment of Units 1, 1A, 1B, 1C and 5, Block 95 Condominiums, the Parking Rights and the Limited Common Elements (as such terms are defined in the Declaration, as hereinafter defined), (b) over and across all Common Elements and the other Units (as defined in the Declaration, as hereinafter defined) for horizontal, vertical, and lateral support, (c) over and across all stairs, hallways, lobbies, drive lanes, walkways and other access-ways designated as Common Elements to gain pedestrian and vehicular access, (d) over and across all stairs, hallways, lobbies, drive lanes, walkways and other access-ways for emergency egress, (e) for ingress and egress to and from the Loading Dock (as defined in the Declaration, as hereinafter defined) for the use of the Loading Dock, (f) for encroachments, (g) for repair, maintenance, restoration and reconstruction, (h) to enter upon, across, over, in, and under any portion of the Condominium Project (as defined in the Declaration, as hereinafter defined) for the purpose of changing, correcting, or otherwise modifying the grade or drainage channels to improve the drainage of water, (i) for the purpose of maintaining, repairing and replacing the existing drainage of water from, over, and across the Condominium Project, (j) for the use of all shafts, chutes, flues, ducts, vents, chases, pipes, wires, conduits, and utility lines for utilities, and (k) for access to and operation, maintenance, repair and replacement of the Central Plant (as defined in the Declaration, as hereinafter defined), including the Plate Heat Exchanger and the Plate Heat Distribution Lines (as such terms are defined in the Declaration, as hereinafter defined), contained in that Amended and Restated Master Declaration of Block 96 Condominiums, recorded December 19, 2005 at Reception No. 2005215222, and Amended and Restated First Amendment to Amended and Restated Master Declaration of Block 95 Condominiums recorded October 7, 2010 at Reception No. 2010115794 (as amended, the “Declaration”).

Parcel 3

Revocable permit or license to encroach with an underground parking structure, contained in that Ordinance No. 3, Series of 1981 recorded July 11, 1985 at Reception No. 037798, in the following described areas in the City and County of Denver and State of Colorado, to wit:

Those parts of 18th Street, 19th Street, Curtis Street and Arapahoe Street adjacent to Block 95, East Denver, described as follows:

Beginning at the most northerly corner of Block 95, East Denver; Thence westerly to a point that is 9.50 feet southwesterly of and 9.5 feet northwesterly of said northerly corner; Thence southwesterly and parallel with the northwesterly line of said Block 95, 382.41 feet; Thence southerly to a point that is 9.50 feet southeasterly of and 9.50 feet southwesterly of the most westerly corner of said Block 95; Thence southeasterly and parallel with the southwesterly line of said Block 95, 247.50 feet; Thence easterly to a point that is 9.50 feet northeasterly of and 9.50 feet southeasterly of the most southerly corner of said Block 95; Thence northeasterly and parallel with the southeasterly line of said Block 95, 382.41 feet; Thence northerly to a point that is 9.50 feet northeasterly of and 9.50 feet northwesterly of the most easterly corner of said Block 95; Thence northwesterly and parallel with the northeasterly line of said Block 95, 247.50 feet; thence westerly to the point of beginning.

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